UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2004



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                        0-6253               71-0407808
(State or other jurisdiction of          (Commission          (I.R.S. employer
 incorporation or organization)          file number)        identification No.)




    501 Main Street, Pine Bluff, Arkansas                          71601
  (Address of principal executive offices)                       (Zip Code)



                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

         The following information and exhibit is being furnished under Item 9 Regulation FD Disclosure.

         Representatives of the Registrant are scheduled to make an analyst presentation at the Gulf South Bank Conference in New Orleans, Louisiana on Wednesday April 28, 2004, beginning at 8:00 a.m. Central Standard Time. Visual presentation materials will be available on Simmons First's website at www.simmonsfirst.com.

         The following is a summary of the analyst presentation presented by J. Thomas May, Chairman and Chief Executive Officer of Simmons First National Corporation, at the Gulf South Bank Conference held April 28, 2004, in New Orleans, Louisiana.


                       Simmons First National Corporation
                       ----------------------------------
                         2004 Gulf South Bank Conference


Slide #1 Forward-Looking Statement
----------------------------------

This presentation includes written and oral forward-looking statements that reflect Simmons First's current views with respect to future events and financial performance. Such forward looking statements are subject to certain uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These uncertainties and other factors include, but are not limited to, uncertainties relating to business and economic conditions, the financial services industry, and Simmons First. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Simmons First. Any such statement speaks only as of the date the statement was made. Simmons First undertakes no obligation to update or revise any forward-looking statements. Additional information with respect to factors that may cause results to differ materially from those contemplated by such forward-looking statements will be included in subsequent filings with the SEC.


Slide #2
--------

Our Objective - To build a network of community banks in Arkansas that will provide our customers state-wide access, state-of-the-art products and services, and exceptional quality customer service.

Our Market - Our market is the State of Arkansas, which is primarily a rural state intertwined around three or four major growth markets.

Our Competition - There are 185 commercial banks doing business in Arkansas. Ten are out-of-state regional banks and 175 are community banks.

Our Strategy - Differentiate.

Slide # 3 Company Profile
-------------------------

Asset size                            $ 2.4 billion
# of community banks                              8
# of communities served                          45
# of financial centers                           79
# of ATM's                                       76
# of associates                               1,173

Largest publicly traded financial institution headquartered in Arkansas

Slide #4 Acquisition History
----------------------------

A table reflecting the selling institution, year and assets ($ in millions)

Selling Institution                                   Year           Assets
 Alliance Bank                                          2004         $    140
 UP (9 branches) *                                      2003              140
 Heartland Community Bank (1 branch) *                  2002               13
 First Financial (8 branches) *                         2000               71
 National Bank of Commerce                              1999              143
 Bank of Lincoln *                                      1999               73
 American State Bank *                                  1998               87
 First Bank of Arkansas                                 1997              343
 Dermott State Bank *                                   1995               20
 Dumas Bancshares *                                     1995               43
 RTC (9 branches) *                                    90-92              161

* Merged into existing SFNC affiliate in that region


Slide #5 North Central Acquisition
----------------------------------

Transaction completed                                  11/21/03
Assets                                                 $140 million
Loans                                                  $100 million
Deposits                                               $130 million
Number of locations                                    9
Management team                                        Same
Accretive                                              2004
Product and system conversions                         Complete


Slide #6 Hot Springs Merger
---------------------------

Transaction completed                                  3/19/04
Assets                                                 $140 million
Loans                                                  $  60 million
Deposits                                               $109 million
Number of locations                                    5
Management team                                        No change
Accretive                                              First full year
Product and system conversions                         Complete

Slide #7 Standardization
------------------------

     --   Name and signage

     --   Products and service

     --   Centralized support

          --   Data Processing

          --   Accounting

          --   Human Resources

          --   Audit

          --   Loan Review

          --   Compliance

          --   Financial Analysis


Slide # 8 Our Vision
---------------------

To be Arkansas's premier community banking organization


Slide # 9 Our Vision
--------------------

To be Arkansas's premier community banking organization

     --   Small Enough

     --   Large Enough

         Differentiation


Slide # 10 Our Vision
---------------------

To be Arkansas's premier community banking organization

Small enough (mentality)
               -- Differentiate ourselves from the very large regional banks by providing exceptional quality customer service through our network of community banks.


Slide # 11 Our Vision
---------------------

To be Arkansas's premier community banking organization

Large enough (financial strength)
               -- Differentiate ourselves from the other good community banks by providing state-of-the-art products and services and state-wide access.

Slide # 12 Vision for Success
-----------------------------

Large Enough

     --   State-wide access
               --   Arkansas
               --   Growth and rural markets
     --   Lending capacity
     --   Cash management products
     --   Technology
     --   Niche products


Slide # 13 Niche Products
-------------------------

     --   Credit Cards
     --   Trust
     --   Student Loans


Slide # 14 Credit Card Profile
------------------------------

     --   55th Largest Credit Card Portfolio in U.S.
     --   82nd Largest Merchant Processor in U.S.


Slide # 15 Credit Card Profile
------------------------------

         Average portfolio balance                      $164 million
         # of active accounts                           101,000
         Average cardholder balance                     $1,952
         Merchant volume                                $134 million


Slide # 16 Credit Card Past Dues
--------------------------------

Graph that reflects past due percentages

Simmons First
1991     1992     1993     1994     1995    1996     1997     1998     1999     2000    2001     2002     2003
----     ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----     ----
0.60     0.41     0.34     0.43     0.52    0.69     0.88     1.07     1.17     1.23    1.11     1.07     1.31

Visa
1991     1992     1993     1994     1995    1996     1997     1998     1999     2000    2001     2002     2003
----     ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----     ----
5.22     4.40     3.50     3.20     3.87    4.83     4.77     4.78     4.66     5.15    6.60     5.50     4.90

Slide #17 Credit Card Net Charge-Offs
-------------------------------------

Graph that reflects net charge-offs percentages

Simmons First
         1999       2000       2001       2002      2003
         ----       ----       ----       ----      ----
         1.88%      1.60%      2.10%      2.25%     2.47%

VISA
         1999       2000       2001       2002      2003
         ----       ----       ----       ----      ----
         6.10%      6.06%      5.70%      6.60%     6.10%


Slide #18 Credit Card Concentrations
------------------------------------

                             % of Total O/S     % Past Due
                             --------------     ----------
Arkansas                           49%               1.28%
North Eastern States*               7%                .88%
Texas                               7%               1.86%
California                          4%               1.65%
Illinois                            4%               1.65%
Florida                             3%               1.85%
All Other States                   26%               1.23%
Total                             100%               1.31%

         * NY, NJ, RI, VT, CT, DE, ME, MA, NH, NJ, MD


Slide #19 Credit Card Yield
---------------------------
                            2001           2002            2003
                            ----           ----            ----
Interest income            10.49          11.33           11.87
Fees                        4.85           4.85            4.88
Other income                 .42            .43             .52
Credit losses              -2.10          -2.25           -2.47
Gross yield                14.37          15.08           14.80

Percent of Average Outstanding Balances


Slide #20 Student Loan Profile
------------------------------

     --   Largest Underwriter of Student Loans in Arkansas
     --   79th Largest Originator Student Loans in U.S.


Slide #21 Student Loan Profile
------------------------------

     --   30,000 active student loans
     --   Originate $54 million in government guaranteed student loans annually
     --   Service $90 million in student loans
     --   Sell loans to secondary market

Slide #22 Student Loan Yield
----------------------------
                                       2003
                                       ----
Yield on average balance*              3.27
Gain on sale of loans*                 1.90
Gross yield*                           5.17

         Minimal credit losses

         *Percent of average outstanding balance


Slide #23 Simmons First Trust Company
-------------------------------------

     --   6 offices
     --   Total assets -- $2.2 billion
     --   Managed assets -- $815 million


Slide #24 Positioned for Growth - Arkansas Southeast Region
-----------------------------------------------------------

     --   Total market $3.9 billion
     --   SFNC - 15.9% of market
     --   Market growth - 1.6%
     --   Pine Bluff MSA
          --   2003 Estimated Census Population - 105,869
          --   2003 HUD Estimated Family Income - $43,300


Slide #25 Positioned for Growth - Arkansas Northeast Region

     --   Total market $6.1 billion
     --   SFNC - 3.9% of market
     --   Market growth - 3.0%
     --   Home of Arkansas State University
     --   Jonesboro MSA
          --   2003 Estimated Census Population - 111,085
          --   2003 HUD Estimated Family Income - $45,400


Slide #26 Positioned for Growth - Arkansas Northwest Region
-----------------------------------------------------------

     --   Total market $7.2 billion
     --   SFNC - 3.1% of market
     --   Market growth - 6.0%
     --   Home of Wal-Mart, Tyson Foods, J.B. Hunt Trucking, University of
          Arkansas
     --   Fayetteville-Springdale-Rogers MSA
          --   2003 Estimated Census Population - 355,538
          --   Projected Population Growth - 11% (2003 - 2008)
          --   2003 HUD Estimated Family Income - $49,900

Slide #27 Positioned for Growth - Arkansas Western Region
---------------------------------------------------------

     --   Total market $4.8 billion
     --   SFNC - 6.5% of market
     --   Market growth - 3.5%
     --   Ft. Smith - 2nd largest city in Arkansas
     --   Fort Smith MSA
          --   2003 Estimated Census Population - 192,065
          --   2003 HUD Estimated Family - $43,500


Slide #28 Positioned for Growth - Arkansas Central Region
---------------------------------------------------------

     --   Total market $11.0 billion
     --   SFNC - 3.15% of market
     --   Market growth - 11.2%
     --   Little Rock - State Capitol, largest city in Arkansas
     --   Home of Dillard's and Alltel
     --   Little Rock-North Little Rock-Jacksonville MSA
          --   2003 Estimated Census Population - 628,063
          --   2003 HUD Estimated Family Income - $52,400


Slide #29 Positioned for Growth - Arkansas Southwest Region
-----------------------------------------------------------

     --   Total market $4.5 billion
     --   SFNC - 3.5% of market
     --   Market growth - 3.7
     --   Home of Murphy Oil


Slide #30 Positioned for Growth - Arkansas Total
------------------------------------------------

     --   Total market -- $37.5 billion
     --   SFNC - 5.1% of market (4th in State)
     --   Market growth - 5.9%
     --   Goal - 10% of market


Slide #31 Asset Geographic Distribution
---------------------------------------

A pie chart reflecting the asset geographic distribution

         Southeast and Southwest Arkansas            39%
         Niche Products                              11%
         Rest of Arkansas                            50%

Slide #32 Total Assets
----------------------

Graph reflecting total assets ($ in billions)

         1999       2000       2001       2002       2003       Today
         ----       ----       ----       ----       ----       -----
         $1.7       $1.9       $2.0       $2.0       $2.2       $2.4

9.1% increase from 2003 - today


Slide #33 Affiliate Banks
-------------------------

Ranked by Asset Size ($ in millions)
                                                  3/31/04
                                                 ---------
         Simmons First National Bank             $   1,172
         SFB - Northwest Arkansas                      235
         SFB - Jonesboro                               201
         SFB - Russellville                            198
         SFB - El Dorado                               195
         SFB - Hot Springs                             140
         SFB - South Arkansas                          130
         SFB - Searcy                                  121


Slide #34 Loan Mix
------------------

A pie chart reflecting percentages

         Credit Cards                             12%
         Student Loans                             6%
         Other Consumer                           10%
         Construction                              8%
         1-4 Family                               18%
         Comm RE                                  29%
         Commercial                               11%
         Agricultural                              4%
         Other                                     2%


Slide #35 Asset Quality
-----------------------
                                                       2002       2003
                                                       ----       ----
         Non-Perform Loans/Total Loans                 0.97%      0.82%
         Non-Perform Assets/Total Assets               0.78%      0.67%
         Allowance/Non-Perform Loans                    179%       219%
         Allowance/Total Loans                         1.75%      1.79%
         Net Charge-Offs/Average Loans                 0.72%      0.64%
         Net Charge-Offs/Average Loans                 0.40%      0.33%
                  (excluding credit cards)

Slide #36 Net Income
--------------------

Graph reflecting net income for the years shown ($ in millions)

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         $18.6      $18.9      $16.5      $22.0      $23.8

Excluding merger related expenses in 1999
8.2% increase from 2002 - 2003


Slide #37 Diluted Earnings Per Share
------------------------------------

Graph reflecting net income per share

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         $1.26      $1.29      $1.16      $1.54      $1.65

Adjusted for 5/1/03 2 for 1 stock split
Excluding merger related expenses in 1999


Slide #38 Net Interest Margin
-----------------------------

Graph reflecting the net interest margin percentages

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         4.41%      4.24%      3.92%      4.37%      4.34%

2003 SNL Peer ($1B to $5B in assets) - 3.87%


Slide #39 Total Non-Interest Income
-----------------------------------

Graph reflecting total non-interest income for the years shown ($ in millions)

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         $28.3      $30.4      $33.6      $35.3      $38.7

9.7% increase from 2002 - 2003


Slide #40 Non-Interest Income - 2003
------------------------------------

Graph reflecting the non-interest income percentages for 2003

         Non-interest inc to revenue*                                   33%
         Service charges                                                10%
         Credit card fees                                                9%
         Trust                                                           4%
         Mortgage fees                                                   4%
         Other (including Dealer Bank and Student Loans sales)           6%

         *SNL ($1B to $5B in assets)                                    28%

Slide #41 Efficiency Ratio
--------------------------

Graph reflecting efficiency ratio percentages

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         63%        62%        65%        60%        61%

2003 SNL Peer ($1B to $5B in assets) - 61%
Excluding merger related expenses in 1999


Slide #42 Return on Assets
--------------------------

Graph reflecting return on assets percentages

         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         1.11%      1.05%      0.84%      1.12%      1.18%

2003 SNL Peer ($1B to $5B in assets) - 1.27%
Excluding merger related expenses in 1999


Slide #43 Capital
-----------------

Graph reflecting the following

         Equity to Assets
         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         9.4%       9.1%       9.0%       10.0%      9.4%

2003 SNL Peer ($1B to $5B in assets) 9.5%

         Tangible Equity to Assets
         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         7.9%       7.3%       7.6%       8.4%       7.3%

2003 SNL Peer ($1B to $5B in assets) - 8.2%


Slide #44 Return on Equity
--------------------------
Graph reflecting the following

         Return on Equity
         1999       2000       2001       2002       2000
         ----       ----       ----       ----       ----
         11.8%      11.3%      9.2%       11.6%      11.6%

         Return on Tangible Equity
         1999       2000       2001       2002       2003
         ----       ----       ----       ----       ----
         13.3%      13.9%      11.4%      13.9%      14.0%

2003 SNL Peer ($1B to $5B in assets) - 13.4%
Excluding merger related expenses in 1999

Slide #45 Investor Snapshot - Given in the prepared handout
----------------------------

A table reflecting the following

         NASDAQ                                      SFNC
         Current Price 4/16/04                       $27.75
         52 Week Range                               $17.75 - $30.39
         PE Ratio                                    16.8X
         Price to Book                               1.86X
         Price to Tangible Book                      2.45X


Slide #45 Investor Snapshot - Given in the presentation
---------------------------

A table reflecting the following

         NASDAQ                                      SFNC
         Current Price 4/26/04                       $26.12
         52 Week Range                               $17.75 - $30.39
         PE Ratio                                    15.8X
         Price to Book                               1.67X
         Price to Tangible Book                      2.34X


Slide #46 Investor Snapshot  - Given in the prepared handout
---------------------------

A table reflecting the following:

         Market Capitalization                       $392 million
         Equity to Assets                            9.39%
         Tangible Equity Ratio                       7.30%
         Diluted Shares Outstanding                  14.1 million
         Average Daily Volume                        12,000
         Institutional Ownership                     18%


Slide #46 Investor Snapshot  - Given in the presentation
---------------------------
A table reflecting the following:

         Market Capitalization                       $383 million
         Equity to Assets                            9.39%
         Tangible Equity Ratio                       7.30%
         Diluted Shares Outstanding                  14.7 million
         Average Daily Volume                        12,000
         Institutional Ownership                     18%

Slide #47 3 Year Stock Price Index
-----------------------------------

A graph reflecting the three year stock prick index

SFNC Return -  1 year    42%
               3 year   119%
               5 year    57%

SFNC
         Apr 01     Apr 04
         ------     ------
         0.46%      143.67%

Bank $1B - $5B
         Apr 01     Apr 04
         ------     ------
         0.39%      86.76%

All Banks
         Apr 01     Apr 04
         ------     ------
         0.68%      28.93%


Slide #48 Dividends
-------------------

A graph reflecting the following

1993       1994       1995       1996       1997       1998       1999       2000       2001       2002       2003
----       ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
$0.13      $0.16      $0.20      $0.24      $0.28      $0.32      $0.36      $0.40      $0.44      $0.48      $0.52

Ninety-five years of consecutive dividend payments and seventeen consecutive years of increases in dividend payments.


Slide #49 Seasonality
---------------------

     --   Due to:
          --   Agricultural (Mar/Apr to Sep/Oct)
          --   Credit Cards (Oct - Dec)

     --   Q1 historically lowest quarter
          --   Averages 23% of annual earnings


Slide #50 1st Quarter Results
-----------------------------

($ in millions, except per share data)                 2003            2004
                                                       ----            ----
Net Income                                           $5,332          $5,411
Net Income Growth                                      7.9%            1.5%
Earnings Per Share                                     $.37            $.37

Slide #51 Franchise Value
-------------------------

Consistency
     --   Earnings growth (up 17 of last 20 years)
     --   Good asset quality
     --   Growth in dividends (95 years of consecutive dividends)
     --   Higher level of non-interest income (33%)


Slide #52 Franchise Value
-------------------------

Strategic Growth
     -- Community banking focus - local decision making by Boards an management (network of 8 community banks)
     --   Proven acquirer and integrator
     --   Geographic diversification (45 communities throughout Arkansas)
     --   Capacity to expand in growth markets (6 out of 6 MSAs)







                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SIMMONS FIRST NATIONAL CORPORATION




Date: April 28, 2004                    /s/ Robert A. Fehlman
                                        ----------------------------------------
                                        Robert A. Fehlman, Senior Vice President
                                        and Chief Financial Officer